UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2011

TASER International
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17800 N 85th St, Scottsdale, Arizona		85255
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 991-0797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 16, 2011, the Company adopted a stock trading plan (the "Plan") established in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Purchases in the open market pursuant to the Plan have been (and will be) made in compliance with Rule 10b-18 under the 1934 Act. Due to changes in market conditions, the Company amended the Plan on November 16, 2011. The amount of stock the Company may repurchase under the plan remains at $20,000,000, of which approximately $19,332,000 has been repurchased, and $668,000 remains available. The Company may begin trading again under the amended plan on November 28, 2011 and expects to complete the remaining purchases under the plan by December 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASER International

November 16, 2011	By:	Daniel M. Behrendt

Name: Daniel M. Behrendt
Title: Chief Financial Officer